SUPPLEMENT TO THE PROSPECTUS OF
                      EVERGREEN SELECT SECULAR GROWTH FUND

Effective September 9, 1999, the sections in the prospectus entitled "Performance" and "Expenses" are revised to reflect the following changes:

   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Institutional shares of the Fund since the Institutional shares' inception on 12/31/94. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)*

[YEAR BY YEAR BAR CHART APPEARS HERE]

1989
1990
1991
1992
1993
1994
1995     36.52
1996     24.99
1997     29.42
1998     41.47

Best Quarter:  4th Quarter  1998         +26.77%*
Worst Quarter: 3rd Quarter  1998          -9.23%*

Year to date total return through 6/30/1999 is +10.80%.

The next table lists the Fund's average annual total return by class over the past year and since inception (through 12/31/1998). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Russell 1000 Growth Index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/1998)*

                          Inception                               Performance
                            Date                                     Since
                          Of Class   1 year   5 year   10 year   12/31/1994
Institutional            2/26/1999   41.47%    N/A       N/A       32.99%
Institutional Service    2/26/1999   41.11%    N/A       N/A       32.66%
Russell 1000 Growth Index            38.71%    N/A       N/A       32.33%

* Historical performance shown for the Institutional and Institutional Service shares prior to 7/12/1999 is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund gross expenses for each class at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund expenses for each class, the total returns would be as follows:
  Institutional--1 year = 41.62% and since 12/31/1994 = 33.14%; Institutional Service--1 year = 41.27% and since 12/31/1994 = 32.80%.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                                                                  Total Fund
                     Management    12b-1          Other           Operating
                       Fees        Fees          Expenses         Expenses++
Institutional          0.70%       0.00%          0.10%             0.80%
Institutional Service  0.70%       0.25%          0.10%             1.05%

+  Estimated for the fiscal period ending 6/30/2000.
++ From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements Total Fund Operating Expenses would be 0.70% for the Institutional shares and 0.95% for the Institutional Service shares.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                    Institutional      Institutional Service
After 1 year          $ 82                     $  107
After 3 years         $255                     $  334
After 5 years         $444                     $  579
After 10 years        $990                     $1,283


September 9, 1999                                                   550706 9/99

                           SUPPLEMENT TO STATEMENT OF
                            ADDITIONAL INFORMATION OF
                      EVERGREEN SELECT SECULAR GROWTH FUND


         Effective September 9, 1999, the section in part one the entitled "Performance" in the Statement of Additional Information is supplemented to reflect the following changes in both the table and the footnote:

Total Return

         Below are the annual total returns for each class of shares of the Fund as of June 30, 1999. For more information, see "Total Return" under Performance Calculations in Part 2 of this SAI.

          ------------------------ ---------------- --------------- ---------------------- ---------------------
                                                                    Ten Years or           Class
                                   One Year         Five Years      Since Inception        Inception Date*
          ------------------------ ---------------- --------------- ---------------------- ---------------------
          ------------------------ ---------------- --------------- ---------------------- ---------------------
          Institutional            27.50%           N/A             31.85%                 2/26/99
          ------------------------ ---------------- --------------- ---------------------- ---------------------
          ------------------------ ---------------- --------------- ---------------------- ---------------------
          Institutional Service    27.18%           N/A             31.52%                 2/26/99
          ------------------------ ---------------- --------------- ---------------------- ---------------------

* Historical performance shown for the Istitutional and Institutional Service shares prior to 7/12/1999 is based on the Fund's predecessor common trust fund's
(CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund gross expenses for each class at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund expenses for each class the total returns would be as follows: Institutional - 1 year = 27.64% and since 12/31/1994 = 31.99%; Institutional Service - 1 year = 27.32% and since 12/31/1994 = 31.66%.





                                                          XXXXXX 9/99
September 9, 1999